BY-LAWS OF BETHEL BANCORP

                    APPROVED BY THE BOARD OF DIRECTORS
                   AS AMENDED THROUGH FEBRUARY 23, 1996

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                                 ARTICLE I

                         MEETINGS OF SHAREHOLDERS


Section 1.     Place of Meeting.  All meetings of the shareholders of the
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Corporation shall be held at the principal office of the Corporation in the
State of Maine, or at such other place, within or without the State of Maine, as may, from time to time, be fixed by the Board of Directors or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 2.     Annual Meetings.  The annual meeting of the shareholders shall
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be held not more than one hundred, thirty-five (135) days after the close of the fiscal year of the Corporation, on such date and at such hour as may be fixed by the Board of Directors and stated in the notice of such meeting or on such other date and at such time as shall be stated in the notice of the meeting or otherwise specified by the President. The Clerk shall serve personally or by mail a written notice not less than ten (10) days nor more than fifty (50) days before such meeting, addressed to each shareholder at his address as it appears on the stock book; but at any meeting at which all shareholders not present shall have waived notice in writing, the giving of notice as above required, may be foregone.

Section 3.     Special Meetings.  A special meeting of the shareholders for
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any purpose or purposes, unless otherwise prescribed by statue, may be called at any time by the Chairman of the Board, if any, the President, or a Vice-President, or by a majority of the Board of Directors, or upon written application therefore to the Clerk by the holders of not less than ten percent (10%) of the shares entitled to vote at the meeting. Written notice of such meeting, stating the purpose for which it is called, shall be served personally, or by mail, not less than ten (10) nor more than fifty (50) days before the date set for such meeting. If mailed, it shall be directed to every shareholder at his address as it appears on the stock book, but, at any meeting at which all shareholders shall be present, or of which all shareholders not present have waived notice in writing, the giving of notice as above required may be foregone. No business other than that specified in the call for the meeting shall be transacted at any special meeting of the shareholders.

Section 4.     Quorum.  At each meeting of the shareholders, the presence,
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in person or by proxy, of the holders of a majority of the issued and outstanding stock of the corporation entitled to vote at such meeting, shall constitute a quorum for the transaction of business except where otherwise provided by law or by the Articles of Incorporation of the Corporation or any amendment thereto. In the absence of a quorum at any meeting or any adjournment thereof, the shareholders of the Corporation present in person or by proxy and entitled to vote shall have the power to adjourn the meeting, from time to time, until shareholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Notice of any adjourned meeting of the shareholders shall not be required to be given, except when expressly required by law.

Section 5.     Organization.  The Chairman of the Board, if any, or in the
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absence of the Chairman of the Board, the President or a Vice-President, or a
Chairman designated by the Board of Directors or by the shareholders shall preside at every meeting of the shareholders. In the absence of the Secretary, the presiding officer shall appoint a secretary pro tempore.

Section 6.     Voting.  (a)  Each shareholder of the corporation having voting
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rights shall, except as otherwise provided by law or by the Articles of
Incorporation of the Corporation, at every meeting of the shareholders be entitled to one vote in person or by proxy for each share of the stock of the Corporation registered in his name on the books of the Corporation

     (1) on the date fixed pursuant to Section 2 of Article VI of the By-laws as the record date for the determination of shareholders entitled to vote at such meeting, notwithstanding the sale, or other disposal or transfer on the books of the Corporation of such share on or after the date so fixed, or

     (2) if no such record date shall have been fixed, then at the date on which notice of such meeting is mailed.

(b) At any meeting of shareholders at which a quorum is present, the holders of a majority in interest of the stock having voting rights represented thereat in person or by proxy shall decide any question brought before such meeting unless a larger or different vote or proportion is required by law or by the Articles of Incorporation of the Corporation or by these By-laws.

(c) When so requested by a majority of the holders of outstanding shares present at the meeting, a written ballot shall be used for any vote of the shareholders. If a written ballot shall be used, each ballot shall state the name of the shareholder voting, the number of shares owned by him, and if such ballot be cast by proxy, the name of the proxy.

Section 7.     Shareholders' Action Without Meeting.  Any action which, under
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any provision of the Maine Business Corporation Act, may be taken at a meeting of shareholders, may be taken without such a meeting, if consent in writing, setting forth the action so taken or to be taken, is signed severally or collectively by the holders of all the issued and outstanding shares of stock entitled to vote upon such action. The Secretary shall file such consent or consents with the minutes of the meetings of the Shareholders.

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                                ARTICLE II

                            BOARD OF DIRECTORS

Section 1.     General Powers.  The property, affairs and business of the
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Corporation shall be controlled and managed by the Board of Directors.
Without limiting the generality of the foregoing, such control shall include the power to: hire employees, professional, clerical and secretarial; enter into employment agreements with employees where deemed advisable; determine levels of employee compensation, including wages, salaries, bonuses and other fringe benefits; terminate the employment of an employee; determine conditions of employment, including hours of work, work responsibility, vacation time, and sick leave; authorize the purchase or rental of property and determine all policies of the Corporation with regard to the conduct of the business of the Corporation. The Board of Directors may, from time to time, delegate particular responsibilities to specified officers of the Corporation as it shall deem advisable. They may adopt such rules and regulations for the conduct of their meeting and the management of the Corporation not inconsistent with these By-laws, the Corporation's Articles of Incorporation, or the laws of the State of Maine as they may deem proper.

Section 2.     Number, qualifications and Term of Office.  Subject to the
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provisions hereof relating to the initial Board, the number of directors of the Corporation shall be no less than nine (9) and no more than fifteen (15). The exact number of Directors, within the minimum and maximum limitations specified in the preceding sentence, shall be fixed, from time to time, by the Board pursuant to a resolution adopted by a majority of the entire Board. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. At the 1988 annual meeting of Shareholders, the Directors shall be divided into three classes as nearly equal in number as possible with the term of office of the first class to expire at the 1989 annual meeting of shareholders, the term of office of the second class to expire at the 1990 annual meeting of shareholders and the term of office of the third class to expire at the 1991 annual meeting of Shareholders. At each annual meeting of shareholders following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a three-year term of office to expire at the third succeeding annual meeting of shareholders after their election. Directors need not be shareholders or residents of the State of Maine.

Section 3.     Manner of Election.  At the annual meeting of shareholders, the
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persons receiving the largest number of votes cast, shall be Directors.

Section 4.     Quorum and Manner of Acting.  A majority of the total number
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of Directors then holding office, shall constitute a quorum for the transaction of business at any meeting except where otherwise provided by statute, the Corporation's Articles of Incorporation or these By-laws; but, less than a quorum may adjourn the meeting. At all meetings of the Board of Directors, each Director present is to have one vote. At all meetings of the Board of Directors, all questions, the manner of deciding which, is not specifically regulated by statute or the Corporation's Articles of Incorporation, shall be determined by a majority of the Directors present at the meeting.

Section 5.     Place of Meeting, etc.  The Board of Directors may hold its
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meetings and have one or more offices at such places within or without the
State of Maine as the Board, from time to time, may determine or, in the case of meetings, as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 6.     Books and Records.  The correct and complete books and records
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of account and minutes of the proceedings of Shareholders and the Board of
Directors shall be kept at the registered office of the Corporation.

Section 7.     First Meeting.  The Board of Directors shall meet for the
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purpose of organization, the election of officers and the Clerk, and the transaction of other business as soon as practicable after each annual election of Directors, on the same day and at the same place at which regular meetings of the Board are held, or as may be otherwise provided by resolution of the Board. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice, thereof, signed by all the Directors.

Section 8.     Regular Meetings.  Regular meetings of the Board of Directors
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shall be held at such place and at such time as the Board shall, from time to time, by resolution, determine.  Notice of regular meetings need not be given.

Section 9.     Special Meetings; Notice.  Special meetings of the Board of
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Directors shall be held whenever called by the Chairman of the Board, if any, or by the President, or by the Clerk at the request of any two Directors at the time being in office. Notice of each such meeting shall be mailed to each Director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be given personally or by telephone, not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting, but, need not state the purpose thereof. Notice of any meeting of the Board need not be given to any Directors, however, if waived by him in writing or by telegraph, cable, radio or wireless, whether before or after such meeting be held, or if he shall be present at such meeting unless his attendance at the meeting is expressly for the purpose of objecting to the transaction of any business because the meeting is not lawfully convened; and any meeting of the Board shall be a legal meeting without any notice thereof having been given, if all of the Directors shall be present thereat.

Section 10.    Resignations.  Any Director of the Corporation may resign at
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any time by giving written notice to the President or to the Clerk of the
Corporation. Such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 11.    Removal of Directors.  At any meeting of Shareholders called
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expressly for the purpose, any Director may be removed form office by the affirmative vote of the holders of seventy-five percent (75%) of the shares entitled to vote or if removal is for cause, then by a majority of the shares then entitled to vote. For "cause" shall mean a final adjudication by a court of competent jurisdiction that the Director (i) is liable for negligence or misconduct in the performance of his duty, (ii) guilty of a felony conviction, (iii) has failed to act or has acted in a manner which is in derogation of the Director's duties.

Section 12.    Vacancies.  Any vacancy in the Board caused by death,
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resignation, retirement, disqualification, removal, or other cause, shall be filled by a majority vote of the remaining Directors, though less than a quorum. A Director so chosen shall hold office for the unexpired term of their predecessors in office. Any Directorship to be filled by reason of an increase in the authorized number of Directors may be filled by the Board for a term of office continuing only until the next election of Directors by the Shareholders.

Section 13.    Compensation.  Directors shall receive such compensation for
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attendance at regular or special meetings as the Board of Directors shall, from time to time, determine.

Section 14.    Directors' Participation in Meeting by Telephone.  A Director
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may participate in a meeting of the Board of Directors by means of conference telephone or similar communication equipment enabling all Directors participating in the meeting to hear one another. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

Section 15.    Director's Action Without Meeting.  If all the Directors then
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holding office severally or collectively consent in writing to any action taken or to be taken by the Corporation, such action shall be valid as though it had been authorized at a meeting of the Board of Directors. The Clerk shall file such consent or consents with the minutes of the meetings of the Board of Directors.

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                                ARTICLE III

                                COMMITTEES

Section 1.     Designation; Vacancies.  The Board of Directors, by a resolution
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passed by a majority of the whole Board, may designate such number of their members not less than two (2), including the President of the Corporation, as it may, from time to time, determine to constitute an Executive Committee, each member of which, unless otherwise determined by the Board, shall continue to be member thereof until the expiration of his term of office as a Director.

Section 2.     Powers.  During the intervals between the meetings of the
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Board of Directors, the Executive Committee shall have all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except those prescribed by applicable Maine law, and may exercise such powers in such manner as the Executive Committee shall deem best for the interests of the Corporation in all cases in which specific directions shall not have been given by the Board of Directors.

Section 3.     Procedure; Meetings; Quorum.  The Executive Committee shall
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make its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or by resolution of the Executive Committee. A majority of the whole number of the members of the Executive Committee shall constitute a quorum at any meeting thereof, and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the Executive Committee. The Board of Directors shall have power at any time to change the members of the Executive Committee, to fill vacancies, and to discharge the Executive Committee.

Section 4.     Other Committees.  The Board of Directors, by resolution passed
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by a majority of the whole Board, may designate members of the board to constitute other committees, which shall in each case consist of such number of Directors and shall have and may exercise such powers as the Board may determine and specify in the respective resolutions appointing them. Such committees shall have such name or names as may be determined, from time to time, by resolution adopted by the Board of Directors. The Board of Directors shall have power at any time to change the members of any such committee, to fill vacancies, and to discharge any such committee.

Section 5.     Compensation.  Members of the Executive Committee or of other
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committees of the Board of Directors shall receive such compensation for their services as members of such committees as the Board of Directors shall, from time to time, determine.

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                                ARTICLE IV

                                 OFFICERS

Section 1.     Number.  The officers of the Corporation may include a
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Chairman of the Board and shall include a President, Treasurer, Secretary and such other officers as the Board of Directors may, from time to time, deem appropriate. One person may hold the office and perform the duties of more than one of said officers. The Corporation shall also have a Clerk, who shall not be an officer.

Section 2.     Election, Term of Office and Qualifications.  The officers,
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and the Clerk, shall be elected annually by the Board of Directors.  Each officer shall hold office, and the Clerk shall remain Clerk of the Corporation, until his successor shall have been elected and shall have qualified, or until his death or until he shall have resigned or shall have been removed in the manner hereinafter provided.

Section 3.     Removal.  Any officer, or the Clerk, may be removed by the Board
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of Directors whenever, in its judgement, the best interests of the Corporation will be served by such action.

Section 4.     Resignations.  Any officer, or the Clerk, may resign at any
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time by giving written notice to the Board of Directors or to the President or to the Clerk. Such resignation shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make if effective.

Section 5.     Vacancies.  A vacancy in any office, or in the position of
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Clerk, because of death, resignation, removal or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for election or appointment to such office or position of Clerk.

Section 6.     The Chairman of the Board.  The Chairman of the Board, if there
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shall be one, shall be elected from among the Directors and shall, if present, preside at all meetings of the shareholders and of the Board of Directors. Except where, by law, the signature of the President is required, he shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors or by the Executive Committee. He shall, in general, perform all duties incident to the office of the Chairman of the Board, subject, however, to the direction and control of the Board of Directors and of the Executive Committee, and such other duties as, from time to time, may be assigned to him by the Board of Directors or by the Executive Committee.

Section 7.     The President.  The President shall be the chief executive
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and administrative officer of the Corporation and shall have general and active supervision and direction over the day-to-day business and affairs of the Corporation and over its several officers, subject, however, to the direction and control of the Board of Directors and of the Executive
Committee. At the request of the Chairman of the Board, or in case of his absence or inability to act, the President may act in his place. He shall sign or countersign all certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors, and shall perform all such other duties as, from time to time, may be assigned to him by the Board of Directors or the Executive Committee.

Section 8.     The Vice-Presidents.  Each Vice-President shall have such powers
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and perform such duties as the Board of Directors may, from time to time, prescribe. At the request of the President, or in case of his absence or inability to act, any Vice President may act in his place, and when so acting shall have all the powers and be subject to all the restrictions of the President.

Section 9.     The Clerk.  The Clerk, who shall be an inhabitant of the State
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of Maine and shall keep his office therein, shall perform the functions provided in the Maine Business Corporation Act, as it may be amended. The Clerk shall keep, or cause to be kept in books provided for the purpose the minutes of the meetings of the shareholders and of the Board of Directors; shall see that all notices are duly given in accordance with the provisions of these By-laws and as required by law; shall be the custodian of the records, stock certificates records and of the seal of the corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws.

Section 10.    The Secretary.  The Secretary shall perform such duties and have
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such powers as are required or permitted by law and as the Board of Directors shall, from time to time, designate. In his absence, an Assistant Secretary or a secretary pro tempore shall perform his duties, and the Assistant Secretary shall have such other powers and duties as the Board of Directors shall, from time to time, designate. In the absence of the Clerk, the Secretary shall keep or cause to be kept, in books provided for the purpose, the minutes of the meetings of the shareholders and of the Board of Directors and shall perform such other functions as are provided to be performed by the Clerk.

Section 11.    The Treasurer.  The Treasurer shall be the financial officer
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of the Corporation; shall have charge and custody of, and be responsible for, all funds of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever; and in general, shall perform all the duties incident to the office of Treasurer and such other duties as, from time to time, may be assigned to him by the Board of Directors or by the President.

Section 12.    Salaries.  The salaries of the Chairman of the Board, President,
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Treasurer, Secretary, other officers and the Clerk, shall be fixed, from time to time, by the Board of Directors. No officer or the Clerk shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

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                                 ARTICLE V

                      CONTRACTS, CHECKS, NOTES, ETC.

Section 1.     Execution of Contracts.  All contracts and agreements authorized
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by the Board of Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money shall, unless otherwise directed by the Board of Directors, or unless otherwise required by law, be signed by any two of the following officers: The Chairman of the Board, President, Vice-President, Treasurer, or Secretary. The Board of Directors may, however, authorize any one of said officers to sign checks, drafts and orders for the payment of money singly and without necessity of counter signature, and may designate officers and employees of the Corporation other than those named above, or different combinations of such officers and employees, who may, in the name of the Corporation, execute checks, drafts, and orders for the payment of money on its behalf.

Section 2.     Loans.  No loans, to the Corporation, shall be contracted on
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behalf of the Corporation and no negotiable paper shall be signed in its name unless authorized by resolution of the Board of Directors. When authorized by the Board of Directors to do so, any officer or agent of the Corporation thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation and, when authorized so to do, may pledge, hypothecate or transfer any securities or advances. Such authority may be general or confined to specific instances.

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                                ARTICLE VI

                            STOCK AND DIVIDENDS


Section 1.     Certificate of Stock.  Every stockholder shall be entitled
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to have a certificate certifying the number of shares owned by him in the
Corporation. The certificates of stock shall be numbered and registered in the order in which they are issued, indicating the name of the person owning the shares therein represented with the number of shares and the date thereof. The certificates shall exhibit the holder's name and number of shares represented thereby. They shall be signed by the President and countersigned by the Secretary and may be sealed with the seal of the Corporation or a facsimile thereof. Such certificates shall be transferable on the stock books of the Corporation in person or by attorney, but, except as hereinafter provided in the case of loss, destruction or mutilation of certificates, no transfer of stock shall be entered until the previous certificate, if any, given for the same shall have been surrendered and cancelled.

A record of shareholders giving the names and addresses of all shareholders and the number and class of the shares held by each, shall be kept at the Corporation's registered office or principal place of business.

The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

Section 2.     Closing of Transfer Books or Fixing of Record Date.  For the
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purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty (50) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten(10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

Section 3.     Lost, Destroyed or Mutilated Certificates.  In case of loss,
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destruction or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, destruction or mutilation and upon satisfying such other requirements as the Board of Directors shall specify, including such provision for indemnity as may seem advisable to the Board of Directors.

Section 4.     Dividends.  Subject to the provisions of the Articles of
_________      _________
Incorporation of the Corporation, and to the extent permitted by law, the Board of Directors may declare dividends on the shares of stock of the Corporation at such times and in such amounts as, in its opinion, are advisable in view of the condition of the affairs of the Corporation.


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                                ARTICLE VII

                                   SEAL

The Board of Directors shall provide a corporate seal which shall be in the form of a circle and shall bear the name of the Corporation and words and figures indicating the year and state in which the Corporation was incorporated.

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                               ARTICLE VIII

                                FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors.

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                                ARTICLE IX

                             WAIVER OF NOTICE


Whenever any notice is required to be given to any shareholder or Director by these By-laws or the Articles of Incorporation or the laws of the State of Maine, a waiver of the notice in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to giving the notice.

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                                 ARTICLE X

                             AMENDMENTS, ETC.


Section 1.     Amendments.  The By-laws of the Corporation may be amended at
_________      __________
any time by the affirmative vote of a majority of the entire Board, subject to repeal, change or adoption of any contravening or inconsistent provision only by vote of the holders of at least two-thirds (2/3) of all the shares entitled to vote on the matter at a meeting expressly called for that purpose.

Section 2.     Supplemental Resolutions.  The Board of Directors by resolution,
_________      ________________________
adopted by (i) two-thirds of the Directors who are not affiliated with any acquiring or offering person in the case of Sections 2 and 4 of Exhibit B to the Articles of Incorporation or (ii) a majority of the Directors in all other cases, may supplement, interpret, clarify or enforce the provisions of the Articles of Incorporation and By-laws. Such resolution shall be binding and may be relied upon for all purposes provided that the resolution is not inconsistent with law, the Articles of Incorporation or these By-laws.

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                                ARTICLE XI

                              INDEMNIFICATION

Section 1.     Indemnification of Officers and Directors.  As provided in
_________      _________________________________________
Section 719 of the Maine Business Corporation Act, and without limiting any rights provided therein, the Corporation may in all cases indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director, officer, Clerk, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, Clerk, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney's fees, judgements, fines and amounts paid in settlement actually and reasonable incurred by him in connection with such action, suit or proceeding; provided that no indemnification shall be provided for any person with respect to any matter as to which he shall have been finally adjudicated in any action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order or conviction adverse to such person, or by settlement or plea of nolo contendere or its equivalent, shall not of itself create a presumption that such person did not act in good faith in the reasonable belief that his action was in the best interest of the Corporation and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2.     Insurance.  The Corporation shall purchase and maintain
_________      _________
insurance on behalf of any person who is or was a Director, Officer or Clerk of the Corporation. Furthermore, the Corporation may, at its discretion, purchase and maintain insurance on behalf of any person who is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, Clerk, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section.